                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2000






                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                     0-19825                  94-3116852
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



                      901 MARINER'S ISLAND BLVD., SUITE 205
                           SAN MATEO, CALIFORNIA 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456


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ITEM 5. OTHER EVENTS.

        On March 3, 2000, SciClone Pharmaceuticals International Ltd. ("SPIL"), a wholly-owned subsidiary of SciClone Pharmaceuticals, Inc. ("SciClone"), and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A. ("Sigma-Tau") entered into an expanded and amended license, distributorship and supply agreement pursuant to which Sigma-Tau acquired exclusive pan-European development and marketing rights to Thymosin alpha 1, SciClone's and SPIL's lead immunotherapy commonly known as ZADAXIN(R). Under the agreement, Sigma-Tau will:

        -     fund a pan-European pivotal phase 3 ZADAXIN hepatitis C trial;
              and

        - fund thirty-five percent (35%) of SciClone's clinical expenses for a complementary pivotal phase 3 ZADAXIN hepatitis C trial in the United States.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION. Not Applicable.

        (c)   EXHIBITS.

Exhibit No.       Description
-----------       -----------
  99.1            Expanded and Amended Thymosin Alpha 1 License, Distributorship and Supply
                  Agreement dated as of March 3, 2000 by and between SciClone
                  Pharmaceuticals International Ltd. and Sigma-Tau Industrie Farmaceutiche
                  Riunite S.p.A.*














*Confidential treatment is being requested as to portions of this exhibit.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCICLONE PHARMACEUTICALS, INC.

Dated: April 19, 2000



        /s/ Donald R. Sellers
        -----------------------------------
        Donald R. Sellers
        President, Chief Executive Officer and
        Interim Chief Financial Officer
        (Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
  99.1            Expanded and Amended Thymosin Alpha 1 License, Distributorship and Supply
                  Agreement dated as of March 3, 2000 by and between SciClone
                  Pharmaceuticals International Ltd. and Sigma-Tau Industrie Farmaceutiche
                  Riunite S.p.A.*





















*Confidential treatment is being requested as to portions of this exhibit.